THE TARGET PORTFOLIO TRUST
PGIM Core Bond Fund
(the “Fund”)
Supplement dated March 7, 2025
to the Fund’s Currently Effective Summary Prospectus and Prospectus
You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus, as applicable, and retain it for future reference.
Effective April 7, 2025, the Fund’s investment strategy is revised to clarify that the Fund may invest up to 5% of its investable assets in below investment-grade securities.
To reflect this, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows, effective April 7, 2025:
1.The section of the Fund’s Summary Prospectus and Prospectus entitled “Investments, Risks and Performance; Principal Investment Strategies” is hereby replaced with the following:
The Fund invests, under normal circumstances, at least 80% of the Fund’s investable assets in bonds. For purposes of this policy, bonds include all fixed income securities, including but not limited to debt obligations issued by the U.S. government and its agencies, corporate debt securities, mortgage-related securities, asset-backed securities and other investments (including derivatives) with similar economic characteristics. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund invests only in securities that are denominated in U.S. dollars, although the securities may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or by a foreign government or its agencies and instrumentalities.
The Fund invests in securities that are rated investment grade but may invest up to 5% of its investable assets in speculative, high risk below investment-grade securities. Investment grade securities are considered to be those instruments that are rated BBB- or higher by S&P Global Ratings (“S&P”), or Baa3 or higher by Moody’s Investors Service, Inc., (“Moody’s”) or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are considered by the Fund’s subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
Obligations rated BB+ by S&P or Ba1 by Moody’s or lower are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds.
The Fund may invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Farmers Home Administration and the Export-Import Bank. Securities issued by other government entities, like obligations of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.
The Fund engages in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
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The Fund may use derivatives to manage its duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns.
2.The second and third paragraphs of the section of the Fund’s Prospectus entitled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks; Investment Strategies and Investments” is hereby replaced with the following:
The Fund invests in securities that are rated investment grade but may invest up to 5% of its investable assets in speculative, high risk below investment-grade securities. Investment grade securities are considered to be those instruments that are rated BBB- or higher by S&P Global Ratings, or Baa3 or higher by Moody’s, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are considered by the Fund’s subadviser to be of comparable quality. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. Obligations rated BB+ by S&P or Ba1 by Moody’s or lower are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds.
These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
3.The section of the Fund’s Summary Prospectus entitled “Investments, Risks and Performance; Principal Risks” and section of the Fund’s Prospectus entitled “Risks of Investing in the Fund” are hereby revised by adding the following:
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
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